Exhibit 10.1

D1213190

1345069001

OBE MERG

State of California
Secretary of State

FILED
Secretary of State
State of California

DEC 12 2013

Certificate of Merger

(California Corporations Code sections 1113(g), 3203(g), 6019.1, 8019.1, 9640, 12540.1, 15911.14, 16915(b) and 17552)

IMPORTANT — Read all instructions before completing this form.

This Space For Filing Use Only

1. NAME OF SURVIVING ENTITY	2. TYPE OF ENTITY	3. CA SECRETARY OF STATE FILE NUMBER	4. JURISDICTION
HDG Holdings, LLC	LLC	201320510300	California
5. NAME OF DISAPPEARING ENTITY	6. TYPE OF ENTITY	7. CA SECRETARY OF STATE FILE NUMBER	8. JURISDICTION
Sustainable Environmental Technologies Corporation	Corporation	C1345069	California

9. THE PRINCIPAL TERMS OF THE AGREEMENT OF MERGER WERE APPROVED BY A VOTE OF THE NUMBER OF INTERESTS OR SHARES OF EACH CLASS THAT EQUALED OR EXCEEDED THE VOTE REQUIRED. IF A VOTE WAS REQUIRED, SPECIFY THE CLASS AND THE NUMBER OF OUTSTANDING INTERESTS OF EACH CLASS ENTITLED TO VOTE ON THE MERGER AND THE PERCENTAGE VOTE REQUIRED OF EACH CLASS. ATTACH ADDITIONAL PAGES, IF NECESSARY.

SURVIVING ENTITY		DISAPPEARING ENTITY	
CLASS AND NUMBER	AND PERCENTAGE VOTE REQUIRED	CLASS AND NUMBER	AND PERCENTAGE VOTE REQUIRED
See Attached Exhibit A		See Attached Exhibit A	

10. IF EQUITY SECURITIES OF A PARENT PARTY ARE TO BE ISSUED IN THE MERGER, CHECK THE APPLICABLE STATEMENT.

[✓] No vote of the shareholders of the parent party was required. [ ] The required vote of the shareholders of the parent party was obtained.

11. IF THE SURVIVING ENTITY IS A DOMESTIC LIMITED LIABILITY COMPANY, LIMITED PARTNERSHIP, OR PARTNERSHIP, PROVIDE THE REQUISITE CHANGES (IF ANY) TO THE INFORMATION SET FORTH IN THE SURVIVING ENTITY'S ARTICLES OF ORGANIZATION, CERTIFICATE OF LIMITED PARTNERSHIP OR STATEMENT OF PARTNERSHIP AUTHORITY RESULTING FROM THE MERGER. ATTACH ADDITIONAL PAGES, IF NECESSARY.

12. IF A DISAPPEARING ENTITY IS A DOMESTIC LIMITED LIABILITY COMPANY, LIMITED PARTNERSHIP, OR PARTNERSHIP, AND THE SURVIVING ENTITY IS NOT A DOMESTIC ENTITY OF THE SAME TYPE, ENTER THE PRINCIPAL ADDRESS OF THE SURVIVING ENTITY.

PRINCIPAL ADDRESS OF SURVIVING ENTITY — CITY AND STATE — ZIP CODE

13. OTHER INFORMATION REQUIRED TO BE STATED IN THE CERTIFICATE OF MERGER BY THE LAWS UNDER WHICH EACH CONSTITUENT OTHER BUSINESS ENTITY IS ORGANIZED. ATTACH ADDITIONAL PAGES, IF NECESSARY.

14. STATUTORY OR OTHER BASIS UNDER WHICH A FOREIGN OTHER BUSINESS ENTITY IS AUTHORIZED TO EFFECT THE MERGER.

15. FUTURE EFFECTIVE DATE, IF ANY
____ - ____ - ____
(Month) (Day) (Year)

16. ADDITIONAL INFORMATION SET FORTH ON ATTACHED PAGES, IF ANY, IS INCORPORATED HEREIN BY THIS REFERENCE AND MADE PART OF THIS CERTIFICATE.

17. I CERTIFY UNDER PENALTY OF PERJURY UNDER THE LAWS OF THE STATE OF CALIFORNIA THAT THE FOREGOING IS TRUE AND CORRECT OF MY OWN KNOWLEDGE. I DECLARE I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

Signature	Date	Name and Title
SIGNATURE OF AUTHORIZED PERSON FOR THE SURVIVING ENTITY	December 11, 2013	Horst Gelcke, Manager
SIGNATURE OF AUTHORIZED PERSON FOR THE SURVIVING ENTITY	December 11, 2013	Grant King, Manager
SIGNATURE OF AUTHORIZED PERSON FOR THE DISAPPEARING ENTITY	December 11, 2013	Keith Morlock, President and Secretary
SIGNATURE OF AUTHORIZED PERSON FOR THE DISAPPEARING ENTITY	DATE	TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON

For an entity that is a business trust, real estate investment trust or an unincorporated association, set forth the provision of law or other basis for the authority of the person signing: ____

OBE MERGER-1 (REV 01/2013)

APPROVED BY SECRETARY OF STATE

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EXHIBIT A

Class and Number	And	Percentage Vote Required	Class and Number	And	Percentage Vote Required
Membership Interests		90%	Common Stock		No Vote is required under Section 1201 of the California Corporations Code
100,000		90%	65,570,296

			Preferred Stock And Series A Preferred Stock		No Vote is required under Section 1201 of the California Corporations Code
			No Shares are issued or outstanding

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AGREEMENT OF MERGER

THIS AGREEMENT OF MERGER (this “Agreement”) is entered into as of October 28, 2013, by and among Sustainable Environmental Technologies Corporation, a California corporation (“Subsidiary”) and HJG Holdings, LLC, a California limited liability company (“Parent”)

Subsidiary and Parent hereby agree that at the Effective Time (as defined in this Agreement), Subsidiary and will merge into Parent on the following terms and conditions (the “Merger”):

ARTICLE 1

MERGER

At the Effective Time (as defined below), Subsidiary will be merged with and into Parent. Parent will be the surviving entity (hereinafter sometimes called the “Surviving Entity”). At the Effective Time, the separate corporate existence of Subsidiary will cease, and Surviving Entity will assume and succeed to the assets, rights, properties, privileges, powers, immunities, liabilities and obligations of Subsidiary. All rights of creditors and all liens on the property of Subsidiary will be preserved unimpaired, but limited to the property affected by such rights or liens immediately before the Merger.

ARTICLE 2

EFFECTIVE DATE

The Merger provided for in this Agreement will become effective on the filing by and in the office of the California Secretary of State of an executed copy of this Agreement with all requisite accompanying certificates. The time of such filing is referred to in this Agreement as the “Effective Time.”

ARTICLE 3

ARTICLES OF INCORPORATION; BYLAWS; BOARD OF DIRECTORS; OFFICERS

3.1 Articles of Organization. Parent’s articles of organization in effect immediately before the Effective Time will remain the articles of organization of the Surviving Entity without change or amendment until they are duly altered, amended, or repealed.

3.2 Operating Agreement. Parent’s Operating Agreement in effect immediately before the Effective Time will remain as the Operating Agreement of the Surviving Entity without change or amendment until they are duly altered, amended, or repealed in accordance thereto. Subsidiary’s bylaws shall become null and void and of no further effect as of the Effective Time.

3.3 Directors and Officers. At the Effective Time, the directors of the Subsidiary shall resign from such appointment. The officer(s) of Subsidiary then in office immediately before the Effective Time will become officers, in the same capacity that they serve Subsidiary, of the Surviving Entity, and will continue as officers of the Surviving Entity in such capacities until such time as their successor has been elected and qualified as provided for in the articles of organization and Operating Agreement of the Surviving Entity.

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ARTICLE 4

CONVERSION OF SHARES

In and by virtue of the Merger, the shares of stock of Subsidiary’s common stock outstanding at the Effective Time will be converted as follows:

4.1 Conversion of Subsidiary’s Common Stock. At the Effective Time, each outstanding share of Subsidiary’s common stock, $0.001 par value, (“Subsidiary Common Stock”), excluding any shares of Subsidiary Common Stock not issued and outstanding at the Effective Time, will, by virtue of the Merger and without any further action on the part of Parent, Subsidiary, Surviving Entity, or the shareholders of Subsidiary, shall be converted into and become the right to receive from Parent the sum of $0.11 per share in cash, without interest.

Upon Subsidiary’s shareholders surrender to Broadridge Financial Solutions, who shall act as a payment agent as more specifically described in the Letter attached hereto on Exhibit “B”, on or after the effective date of the Merger, of Subsidiary Common Stock certificates properly endorsed or otherwise in a proper form for transfer, together with delivery of an executed letter of transmittal, Parent will pay to the shareholder $0.11 per share in cash promptly after the Effective Time (subject to reduction and/or increase in accordance with the escrow fund provisions).

Parent has designated Broadridge Financial Solutions, as the will payment agent (the “Payment Agent”). Promptly after the Effective Time, Buyer will take all steps necessary to enable and cause the Surviving Entity to provide the Payment Agent with funds necessary to make the payments provided for by the terms of this Agreement. Promptly after the Effective Time, the Surviving Corporation will cause the Payment Agent to mail a letter of transmittal to each person who is shown as a shareholder of record of Subsidiary Common Stock immediately before the Effective Time. The letter of transmittal will be substantially in the form of Exhibit “B” to this Agreement. Upon delivery and surrender to the Payment Agent of the holder’s executed letter of transmittal and certificate(s) evidencing ownership of Target Common Stock, the holder will be entitled to receive in exchange therefor an amount in cash equal to the product of the number of shares of Target Common Stock represented by such certificate(s) multiplied by $0.11, less applicable withholding taxes (as provided below). All such certificates will be canceled. No interest will be paid, payable, or accrued on the amount of cash payable to any person hereunder. Each Target shareholder shall be deemed to have contributed such shareholder’s pro rata portion of the Escrow Account. The amount of cash payable to any shareholder of Target shall be subject to, and reduced by an amount equal to, the amount of any state, federal, and foreign withholding taxes incurred (and not previously paid by or on behalf of such shareholder).

4.2 The preceding paragraph of this article will not apply to any shares of Subsidiary Common Stock that constitute “dissenting shares” within the meaning of California Corporations Code §1300(b). The holders of such shares will have, in consideration for the cancellation of dissenting shares held by them, the rights given to them under the applicable provisions of the California General Corporation Law, including the right to receive the fair market value of those shares, in the manner and subject to the procedures and conditions provided by law.

4.3 From and after the Effective Time, no transfer of Subsidiary Common Stock outstanding before the Effective Time will be made on the record books of Subsidiary.

4.4 Subsidiary’s Preferred Stock; Series A Preferred Stock. There are no shares of Preferred Stock or Series A Preferred Stock of Subsidiary issued or outstanding. Therefore, there will be no disposition of the Preferred Stock or Series A Preferred Stock.

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ARTICLE 5

TERMINATION

This Agreement may be terminated at any time before the Effective Time (whether before or after approval) by action of the shareholders of Subsidiary or by the mutual consent and action of the boards of directors of Subsidiary and Parent.

ARTICLE 6

MISCELLANIOUS

6.1 Further Instruments and Assurances. The Parties will execute and deliver all such other and further instruments and documents as may be necessary or desirable to carry out the purposes of this Agreement, including but not limited to the filing of the final tax return for Subsidiary and merger documentation with the California Secretary of State.

6.2 Invalidity and Severability. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidity or unenforceability shall not affect the other provisions of this Agreement which are intended to be, and shall be deemed, severable.

6.3 Assignment and Binding Effect. No Party shall assign this Agreement to any extent without the written consent of the other Parties hereto. Subject to the forgoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

6.4 Amendments and Waiver. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of all of the Parties hereto.

6.5 Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of California, without reference to principles of conflict of laws or choice of laws.

6.6 Counterparts. This Agreement and any amendments hereto may be executed in any number of counterparts, all of which taken together shall constitute a single original instrument. In any action or proceeding any photographic, photo static or other copy of this Agreement may be entered into evidence.

6.7 Entire Agreement. This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

6.8 Headings. The headings in this Agreement are inserted for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provision of this Agreement.

6.9 Appendices, Schedules and Exhibits. All references in this Agreement to appendices, exhibits and schedules shall, unless otherwise expressly provided, be deemed to be references to the appendices, exhibits and schedules attached to this Agreement. All such appendices, exhibits and schedules attached to this Agreement are incorporated into this Agreement as though fully set forth in this Agreement.

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6.10 Interpretation. This Agreement is the product of negotiation and shall be deemed to be drafted by all of the Parties hereto and shall not be construed in favor of any particular Party, but shall be construed neutrally and by the plain meaning of its language. Each Party executing this Agreement represents and warrants that he or it does so with full knowledge of his or its rights, having a full opportunity to undertake whatever discovery or investigation he or it desired, and after receiving independent legal advice from his or its attorneys with respect to the agreements herein and all rights which are herein settled. Each Party further warrants, represents and agrees that he or it has not relied upon any representation or statement of fact or opinion by any other Party, their agents or attorneys.

6.11 Signer’s Warranty. Each signatory to this Agreement represents and warrants that he or it has the fully authority to make and enter into this Agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered as to the date first above written.

SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION, a California corporation

By:	Keith Morlock
Its:	Chief Executive Officer

HJG HOLDINGS, LLC, a California limited liability company

By:	Horst Geicke
Its:	President

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